TRANSAMERICA CLASSIC® VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement Dated September 14, 2012

to the

Prospectus dated May 1, 2001

The following hereby replaces the corresponding paragraphs of the Addition, Deletion or Substitution:

We reserve the right to create new variable sub-accounts for the contracts when, in our sole discretion, marketing, tax, investment or other conditions warrant that we do. Any new variable sub-accounts will be made available to existing owners on a basis to be determined by us. Each additional variable sub-account will purchase shares in a mutual fund portfolio or other investment vehicle. We may also eliminate one or more variable sub-accounts if, in its sole discretion, marketing, tax, investment or other conditions warrant that we do. So, in the event any variable sub-account is eliminated, we will notify owners and request a re-allocation of the amounts invested in the eliminated variable sub-account.

Similarly, we may, at our discretion, close a variable sub-account to new investment. Any subsequent purchase payments or dollar cost averaging transactions into a closed variable sub-account will be re-allocated to the remaining available portfolios according to the investment allocation instructions you previously provided. Transfers and asset rebalancing transactions into a closed variable sub-account will not be processed and will cause the entire transfer or asset rebalancing transaction to fail. New instructions will be required in these instances.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Classic Variable Annuity dated May 1, 2001